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                                                                   EXHIBIT 10.47

                            APEX ONLINE LEARNING INC.

                       PREFERRED STOCK PURCHASE AGREEMENT


      This Agreement dated as of December 16, 1999, is entered into by and between Apex Online Learning Inc., a Washington corporation (the "Company"), and the entities listed on Exhibit A hereto (the "Purchasers").

      In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Authorization and Sale of Shares.

            1.1 Authorization. The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 3,062,787 shares of its Series C Preferred Stock, $0.001 par value per share (the "Series C Preferred"), having the rights, restrictions, privileges and preferences set forth in the Designation of Series C Preferred Stock attached hereto as Exhibit B (the "Series C Designation"). The Company has, or before the Closing will have, adopted and filed the Series C Designation with the Secretary of State of the State of Washington.

            1.2 Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company will sell and issue to each Purchaser, and each Purchaser will purchase, the number of shares of Series C Preferred set forth opposite such Purchaser's name on Exhibit A for the purchase price of $6.53 per share (the "Purchase Price"). The shares of Series C Preferred sold under this Agreement are referred to as the "Shares." The obligations of the Purchasers hereunder are several obligations.

            1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Shares for product development and other general corporate purposes.

      2. Closing. The closing (the "Closing") of the sale and purchase of the Shares under this Agreement shall take place at the offices of Foster Pepper & Shefelman PLLC, 1111 Third Avenue, Suite 3400, Seattle, Washington 98101, at 10:00 am. P.S.T., on December 16, 1999, or at such other time, date and place as are mutually agreeable to the Company and the Purchasers but in no event later than December 31, 1999. At the Closing, the Company shall deliver to each Purchaser a certificate for the number of Shares being purchased at the Closing by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the Purchase Price, by wire transfer, check, cancellation of indebtedness or other method acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date." If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, each Purchaser shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.



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      3. Representations of the Company. Except as disclosed by the Company in
Exhibit C hereto, the Company hereby represents and warrants to the Purchasers that the statements contained in this Section 3 are true, complete and correct.

            3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Washington and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and the Amended and Restated Shareholders Agreement, dated the date hereof, by and among the Company, the Purchasers and certain other parties (the "Shareholders Agreement"), and to carry out the transactions contemplated by this Agreement and the Shareholders Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in every other jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company (a "Company Material Adverse Effect"). The Company has furnished to the Purchasers true and complete copies of its Articles of Incorporation and Bylaws, each as amended to date and presently in effect. The Company has at all times complied with all provisions of its Articles of Incorporation and Bylaws and is not in default under, or in violation of, any such provision.

            3.2 Capitalization. The authorized capital stock of the Company (immediately prior to the Closing) consists of 60,000,000 shares of Common Stock, $0.001 par value per share (the "Common Stock"), of which 1,000 shares are issued and outstanding, 4,441,208 shares have been reserved for issuance pursuant to the 1999 Stock Option/Stock Issuance Plan of the Company, as may be amended from time to time (the "Stock Option Plan"), 5,050,000 shares have been reserved for conversion of issued and outstanding Series A Preferred Stock and 1,000,000 shares have been reserved for conversion of issued and outstanding Series B Preferred Stock, and 40,000,000 shares of Preferred Stock, $0.001 par value per share, of which 7,550,000 shares have been designated as Series A Preferred Stock, of which 5,050,000 shares are issued and outstanding, and of which 2,000,000 shares have been designated as Series B Preferred, 1,000,000 of which are issued and outstanding and 3,062,787 shares of Series C Preferred Stock, none of which are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement or the Stock Option Plan, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws.




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      3.3 Subsidiaries, Etc. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

      3.4 Securityholder Lists and Agreements. Attached as Exhibit D is a true and complete list of the securityholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each securityholder as of the date of this Agreement and, in the case of options, warrants and other convertible securities, the exercise price thereof and the number and type of securities issuable thereunder (the parties acknowledge that the aggregate granted option amounts shown on Exhibit D may be less than actual aggregate grants but not by more than 10%). Except for the Shareholders Agreement with the Common Stock, Series A and Series B Preferred shareholders, there are no agreements, written or oral, between the Company and any holder of its securities, or, to the best of the Company's knowledge, among any holders of its securities, relating to the acquisition (including without limitation rights of first refusal, anti-dilution or pre-emptive rights), disposition, registration under the Securities Act of 1933, as amended (the "Securities Act"), or voting of the capital stock of the Company.

      3.5 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable.

      3.6 Authority; No Conflict. The execution, delivery and performance by the Company of this Agreement and the Shareholders Agreement, and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the adoption and filing of the Series C Designation, have been duly authorized by all necessary corporate and shareholder action. This Agreement and the Shareholders Agreement have each been duly executed and delivered by the Company and each constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution and delivery of this Agreement and the Shareholders Agreement and the performance by the Company of the transactions contemplated thereby and compliance with their respective provisions by the Company will not (a) conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company, (b) except with respect to the filing of the Series C Designation, require on the part of the Company any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity"), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the




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acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, other than any of the foregoing events listed in this clause (c) which do not and will not, individually or in the aggregate, result in a Company Material Adverse Effect,
(d) result in the imposition of any Security Interest upon any assets of the Company or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets. For purposes of this Agreement, "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law).

      3.7 Consents. No consent, approval, waiver, permit, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or any other individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person") is required on the part of the Company in connection with the execution and delivery of this Agreement and the Shareholders Agreement, the offer, issuance, sale and delivery of the Shares, the issuance and delivery of the shares of Common Stock of the Company issuable upon conversion or exchange of the Shares or consummation by the Company of the other transactions to be consummated at the Closings, as contemplated by this Agreement and the Shareholders Agreement, except such as shall have been made or obtained prior to and shall be effective on and as of the Closings and such filings required to be made after the Closings under applicable federal and state securities laws. Based on the representations made by the Purchasers in
Section 4 of this Agreement, the offer and sale of the Shares to the Purchasers will be in compliance with applicable federal and state securities laws.

      3.8 Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, threatened, against the Company, or, to the best of the Company's knowledge, any director, executive officer or key employee of the Company, or affecting any of the Company's assets or properties, which questions the validity of this Agreement or the Shareholders Agreement or the right of the Company to enter into and perform the transactions contemplated by this Agreement and the Shareholders Agreement or otherwise seeks to enjoin or challenges such transactions, or which might result, either individually or in the aggregate, in a Company Material Adverse Effect.

      3.9 Financial Statements; No Undisclosed Liabilities.

            (a) The Company has furnished to the Purchasers a complete and correct copy of the unaudited balance sheet of the Company (the "Balance Sheet") at October 31, 1999 (the "Balance Sheet Date") and the related statement of operations for the period from inception through October 31, 1999 (collectively, the "Financial Statements"). The Financial Statements are complete and correct, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Financial Statements may not





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be in accordance with generally accepted accounting principles only with respect to the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

                  (b) Since the Balance Sheet Date, the Company has not incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of the Company (including the notes thereto), other than in the ordinary course of business, consistent with past practice.

      3.10 Taxes. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. Neither the Company nor any of its stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations. The Company's net operating losses, for federal income tax purposes, are not subject to any limitations imposed by Section 382 of the Code, and consummation of the transactions contemplated by this Agreement or by any other agreement, understanding, or commitment, contingent or otherwise, to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the Company's ability to use such net operating losses in full to offset such taxable income.

      3.11 Insurance. The Company maintains valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business or may otherwise be required by law, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

      3.12 Intellectual Property.

            (a) The Company owns, free and clear of all Security Interests, or has the valid right to use all Intellectual Property (as defined below in this Section 3.12) used by it in its business as currently conducted or as currently proposed to be conducted. No other person or entity (other than licensors of software that is generally commercially available, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (d) below and non-exclusive licensees of the Company's Intellectual Property in the ordinary course of the Company's business) has any rights to any of the Intellectual Property owned by the Company, and, to the Company's knowledge, no other person or entity is infringing, violating or misappropriating any of the Intellectual Property that the Company owns. For purposes of this Agreement, "Intellectual Property" means all (i) patents and patent applications, (ii) copyrights and registrations thereof, (iii) mask works and registrations and applications for registration thereof, (iv) computer software, data and documentation, (v) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost





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information, business and marketing plans and customer and supplier lists and information, (vi) trademarks, service marks, trade names, domain names and applications and registrations therefor and (vii) other proprietary rights relating to any of the foregoing.

                  (b) To the best knowledge of the Company after reasonable inquiry, none of the activities or business conducted by the Company or proposed to be conducted by the Company infringes, violates or constitutes a misappropriation of (or in the past infringed, violated or constituted a misappropriation of) any Intellectual Property of any other person or entity. The Company has not received any complaint , claim or notice alleging any such infringement, violation or misappropriation, and to the knowledge of the Company, there is no basis for any such complaint, claim or notice.

                  (c) Exhibit C hereto identifies each (i) patent that has been issued or assigned to the Company with respect to any of its Intellectual Property, (ii) pending patent application that the Company has made with respect to any of its Intellectual Property, (iii) any copyright or trademark registration or application with respect to the Company's Intellectual Property, and (iv) license or other agreements pursuant to which the Company has granted any rights to any third party with respect to any of its Intellectual Property.

                  (d) Exhibit C hereto identifies each agreement with a third party pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company (other than software that is generally commercially available) that is owned by a party other than the Company. Other than as listed in Exhibit C and except for license fees for software that is generally commercially available, the Company is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property.

                  (e) The Company has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Company's knowledge, there have been no acts or omissions (other than those made based on reasonable, good faith business decisions) by the officers, directors, shareholders and employees of the Company the result of which would be to materially compromise the rights of the Company to apply for or enforce appropriate legal protection of the Company's Intellectual Property.

                  (f) All of the Company's Intellectual Property has been created by employees of the Company within the scope of their employment by the Company or by Affiliates or independent contractors of the Company who have executed agreements expressly assigning all right, title and interest in such Intellectual Property to the Company. No portion of the Company's Intellectual Property was jointly developed with any third party other than an Affiliate.

      3.13 Compliance. The Company (and its predecessors) has complied with all laws, regulations and orders applicable to its present and proposed business and has all material authorizations, permits and licenses required thereby, except for those the absence of which would not have a Company Material Adverse Effect. No violations or notices of failure to





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comply have been issued or recorded in respect of such authorizations, permits and licenses, and the Company has no knowledge of any reason why such authorizations, permits and licenses may be revoked or suspended. With respect to any such required authorizations, permits and licenses, applications for which are either pending or contemplated to be made pursuant to the business strategy of the Company, the Company does not know of any reason why such authorizations, permits and licenses should not be approved and granted by the appropriate Governmental Entity. To the best of the Company's knowledge, there is no provision of any state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which materially adversely affects or, so far as the Company may now foresee, in the future is reasonably likely to result in or have a Company Material Adverse Effect.

      3.14 Absence of Changes. Since the Balance Sheet Date and except for the grant of options pursuant to the Stock Option Plan (i) the business of the Company has been operated only in the ordinary course, consistent with past practice, and there has been no material adverse change or prospective material adverse change in the business, operations, prospects, condition (financial or otherwise), or results of operations of the Company, other than changes occurring in the ordinary course of business (which ordinary course changes have not, individually or in the aggregate had a Company Material Adverse Effect);
(ii) except as reflected in the unaudited Financial Statements or as described on Exhibit C, the Company has not authorized or made any distributions, or declared or paid any dividends, upon or with respect to any of its capital stock, or other equity interests, nor has the Company redeemed, purchased or otherwise acquired, or issued or sold, any of its capital stock or other equity interests; and (iii) there has been no material change in any compensation, arrangement or agreement with any key employee, director, stockholder or Affiliate (as defined below). "Affiliate" of a specified person or entity shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

      3.15 Books and Records. The minute books of the Company contain complete and accurate records of all actions taken by its shareholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete in all material respects and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

      3.16 Contracts. Except as set forth in Exhibit C, all of the contracts and agreements which are material to the business, assets, operations or condition (financial or otherwise) of the Company are in full force and effect and constitute valid and binding obligations of the Company and, to the best knowledge of the Company, the other parties thereto; neither the Company, nor, to the best knowledge of the Company, any other party thereto, is in default of any of its obligations under any such contracts or agreements in a manner which could reasonably be expected to have a Company Material Adverse Effect; and none of such contracts or agreements is currently being renegotiated.

      3.17 Disclosure. Neither this Agreement nor any exhibit hereto, nor any report, certificate, or instrument furnished to the Purchasers or their special counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain




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any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         3.18 Material Contracts. Exhibit C sets forth a true and complete list of each material contract, agreement, instrument, commitment and other arrangement to which the Company is a party or otherwise relating to or affecting any of its respective assets, including without limitation, employment, severance or consulting agreements; loan, credit or security agreements; joint venture agreements and distribution agreements.

         3.19 Transactions With Related Parties. Except as disclosed on Exhibit C, the Company is not a party to any agreement with any of the Company's directors, officers or shareholders or any affiliate or family member of any of the foregoing under which it: (i) leases any real or personal property (either to or from such Person); (ii) licenses technology (either to or from such Person), (iii) is obligated to purchase any tangible or intangible asset from or sell such asset to such Person, (iv) purchases products or services from such Person or (v) has borrowed money from or lent money to such Person. Except as set forth on Exhibit C, the Company does not employ as an employee nor engage as a consultant any family member of any of the Company's directors, officers or shareholders. To the best knowledge of the Company, there exist no agreements among shareholders of the Company to act in concert with respect to their voting or holding of Company securities.

         3.20 Year 2000 Compliance. The Company has adopted and implemented a commercially reasonable plan to provide (A) that the change of the year from 1999 to the year 2000 will not materially and adversely affect the information and business systems, infrastructure items or online operations of the Company and (B) that the impacts of such change on the vendors and customers of the Company will not have a Company Material Adverse Effect. The operating and applications computer software programs and databases (the "Software") will be able to accurately process dates and date-related data (including, without limitation, in calculation, comparison, manipulation and sequencing processes) with dates prior to, through, and subsequent to January 1, 2000, and, further, all manipulations of time-related data (for example, dates, durations, weekdays, time zones, leap years, etc.) will produce reasonably expected and accurate results. In the Company's reasonable best estimate, no expenditures materially in excess of currently budgeted items previously disclosed to the Purchasers will be required in order to cause the information and business systems of the Company and Software to operate properly following the change of the year 1999 to the year 2000. The Company expects that it will resolve any issues related to such change of the year in accordance with the timetable contemplated by such plan (and in any event on a timely basis in order to be resolved before the year
2000).

      4. Representations of the Purchasers. Each Purchaser severally represents and warrants to the Company as follows:

         4.1 Investment. Such Purchaser is acquiring the Shares, and the shares of Common Stock into which the Shares may be converted, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present





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
intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         4.2 Organization and Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and the Shareholders Agreement and to carry out the transactions contemplated by this Agreement and the Shareholders Agreement. Such Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

         4.3 Experience. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser any and all written information which it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and such Purchaser is able financially to bear the risks thereof.

   5. Conditions to the Obligations of the Purchasers. The obligation of each Purchaser to purchase Shares at the Closing is subject to the fulfillment or the waiver by such Purchaser, of each of the following conditions on or before the
Closing:

         5.1 Accuracy of Representations and Warranties. Each representation and warranty contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

         5.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

         5.3 Opinion Of Counsel. The Purchasers shall have received an opinion from Foster Pepper & Shefelman PLLC, counsel for the Company, dated the Closing Date, addressed to the Purchasers, and satisfactory in form and substance to the Purchasers.

         5.4 Shareholders Agreement. The Shareholders Agreement in the form attached as Exhibit F shall have been executed and delivered by the parties thereto. All such action shall have been taken as may be necessary to elect a Board of Directors of the Company, effective upon the Closing, in accordance with the Shareholders Agreement.

         5.5 Certificates and Documents. The Company shall have delivered to special counsel to the Purchasers:


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                  (a) The Articles of Incorporation of the Company, as amended and in effect as of the Closing Date (including the Series C Designation), certified by the Secretary of State of the State of Washington;

                  (b) Certificates, as of the most recent practicable dates, as to the valid existence of the Company issued by the Secretary of State of the State of Washington;

                  (c) Bylaws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

                  (d) Resolutions of the Board of Directors and shareholders of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

         5.6 Compliance Certificates. The Company shall have delivered to the Purchasers a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.4 and 5.5 of this Agreement.

         5.7 Election of Directors. Mr. Stephen Distler shall have been elected to the Board of Directors of the Company, effective upon the Closing.

         5.8 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

      6. Condition to the Obligations of the Company. The obligations of the Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

         6.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

      7. Affirmative Covenants of the Company.

         7.1 Inspection and Observation. The Company shall permit the Purchasers, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.




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      7.2 Financial Statements and Other Information.

         (a) The Company shall deliver to the Purchasers:

                  (i) within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with GAAP;

                  (ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;

                  (iii) within 30 days after the end of each month (other than the last month of any fiscal quarter), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year;

                  (iv) as soon as available, but in any event prior to the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year;

                  (v) such other notices, information and data with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

                  (vi) with reasonable promptness, such other information and data as the Purchasers may from time to time reasonably request.

             (b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. Upon request of the Purchasers, the financial statements delivered pursuant to clauses (ii) and
(iii) of paragraph (a) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with GAAP consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

         7.3 Conduct of Business. The Company will continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business.

      7.4 Compliance with Laws. The Company and its subsidiaries will comply with all applicable laws, rules, regulations and orders except where the failure to comply would not have a Company Material Adverse Effect on the business, properties, operations, prospects or financial condition of the Company.

      7.5 Directors and Officers' Liability Insurance. The Company will maintain Directors and Officers' Liability insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies of similar size and credit standing engaged in similar business and owning similar properties.

      7.6 Material Changes and Litigation. The Company shall promptly notify the Purchasers of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against the Company, or against any officer, director, key employee or principal stockholder of the Company which, if adversely determined, would have a Company Material Adverse Effect.

      7.7 Agreements with Employees. The Company shall require all persons now or hereafter employed by the Company who have access to confidential and proprietary information of the Company to enter into nondisclosure and assignment of inventions agreements as may be approved by the Board of Directors of the Company.

      7.8 Directors.

         (a) The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company and who was elected as a director solely or in part by the holders of Series C Preferred for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

         (b) The Board of Directors shall meet on at least a quarterly basis, in-person or by telephone conference call, unless otherwise agreed by a majority of the members of the Board of Directors who are not employees of the Company or a subsidiary of the Company.

      7.9 Reservation of Common Stock. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares.

      7.10 Related Party Transactions. Without the approval of the Board of Directors of the Company, the Company shall not enter into any agreement with any shareholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, unless such agreement or arrangement is on terms no less favorable to the Company than are available from unaffiliated third parties.

         7.11 Termination of Covenants. The covenants of the Company contained in Sections 7.1 through 7.10 shall terminate, and be of no further force or effect, upon the closing of the Company's first public offering of Common Stock pursuant to an effective registration statement under the Securities Act, resulting in gross proceeds to the Company of at least $20,000,000, at a price to the public of at least $10.00 per share (as adjusted for stock splits, stock dividends, recapitalizations and similar events).

     8. Transfer of Shares.

         8.1 Restricted Shares. "Restricted Shares" means (i) the Shares, (ii) the shares of Common Stock issued or issuable upon conversion of the Shares, and
(iii) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

         8.2 Requirements for Transfer.

               (a) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or
(ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

               (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Purchaser which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or a transfer by a Purchaser which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 8 to the same extent as if it were the original Purchasers hereunder, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

         8.3 Legend. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

      The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

         8.4 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of the Purchasers, provide in writing to the Purchasers and to any prospective transferee of any Restricted Shares of such Purchasers the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information").

      9. Miscellaneous.

         9.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement, and the rights and obligations of the Purchasers hereunder, may be assigned by the Purchasers to any person or entity to which Shares are transferred by the Purchasers, and such transferee shall also be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company. The Company may not assign its rights under this Agreement.

         9.2 Confidentiality. Each Purchaser agrees that it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor its investment in the Company any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder ("Confidential Information"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section
9.2 by such Purchaser); provided, however, that such Purchaser may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this
Section 9.2, (iii) to any affiliate of such Purchaser or to a partner, stockholder or subsidiary of such Purchaser, provided that such affiliate agrees in writing to be bound by the provisions of this Section 9.2, or (iv) as may otherwise be required by law, provided that such Purchaser takes reasonable steps to minimize the extent of any such required disclosure. "Confidential Information" does not include any information that such Purchaser (a) already possesses at the time of disclosure without obligation of confidentiality; (b) develops independently; or (c) rightfully receives without obligation of confidentiality from a third party.

         9.3 Survival of Representations and Warranties. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

         9.4 Brokers. The Company and each Purchaser (i) represent and warrant to each of the other parties hereto that they have not retained a finder or broker in connection with the transactions contemplated by this Agreement, and
(ii) they will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

         9.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         9.6 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchasers shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington (without reference to the conflicts of law provisions thereof).

         9.8 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, or (iii) the day on which it is sent by facsimile, in each case to the intended recipient as set forth below:

      If to the Company, at 110 110th Avenue N.E., Suite 210, Bellevue, Washington 98004, Attention: President, Facsimile: (425) 468-6501, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Lawrence J. Steele, Esq., Foster Pepper & Shefelman PLLC, 1111 Third Avenue, Suite 3400, Seattle, Washington 98101, Facsimile: (206) 749-2123;

      If to the Purchasers, at the address set forth on Exhibit A for such Purchasers, or at such other address or addresses as may have been furnished to the Company in writing by such Purchasers.

      Any party may also give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         9.9 Complete Agreement. This Agreement (including its Exhibits) and the Ancillary Agreements constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         9.10 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Shares. Any amendment, termination or waiver effected in accordance with this Section 9.10 shall be binding upon each holder of any Shares (including shares of Common Stock into which such Shares have been converted) even if they do not execute such consent, each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         9.11 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         9.12 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

         9.13 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

                            [Signature pages follow.]

      IN WITNESS WHEREOF, the parties hereto have executed this PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


                                    COMPANY:

                                    APEX ONLINE LEARNING INC.


                                    By  /s/ Sally G. Narodick
                                        ----------------------------
                                        Sally G. Narodick, President

      IN WITNESS WHEREOF, the parties hereto have executed this PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


                                   PURCHASERS:

                                    VULCAN VENTURES INCORPORATED


                                    By: /s/ William D. Savoy
                                        ----------------------------
                                        Name:  William D. Savoy
                                        Title:  Vice President

      IN WITNESS WHEREOF, the parties hereto have executed this PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


                                   PURCHASERS:

                                    WARBURG PINCUS EQUITY PARTNERS, L.P.


                                    By: /s/ Stephen Distler
                                        ----------------------------
                                        Name:
                                        Title:

                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS I, C.V.


                                    By: /s/ Stephen Distler
                                        ----------------------------
                                        Name:
                                        Title:

                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS II, C.V.


                                    By: /s/ Stephen Distler
                                        ----------------------------
                                        Name:
                                        Title:

                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS III, C.V.


                                    By: /s/ Stephen Distler
                                        ----------------------------
                                        Name:
                                        Title:

      IN WITNESS WHEREOF, the parties hereto have executed this PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


                                   PURCHASERS:

                                    MAVERON EQUITY PARTNERS, L.P.
                                    By MAVERON GENERAL PARTNER, LLC, its
                                    general partner


                                    By: /s/ Dan Levitan
                                        ----------------------------
                                        Name:  Dan Levitan
                                        Title:  Manager

      IN WITNESS WHEREOF, the parties hereto have executed this PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


                                   PURCHASERS:

                                    KAPLAN EDUCATIONAL CENTERS, INC.


                                    By: /s/ Robert Greenberg
                                        ----------------------------
                                        Name:  Robert Greenberg
                                        Title:  Executive Vice President